UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2013

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

	0-28-44 (Blue Ridge)	24-0854342 (Blue Ridge)
Pennsylvania	0-28-43 (Big Boulder)	24-0822326 (Big Boulder)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 707, Blakeslee, Pennsylvania                       18610-0707

(Address of Principal Executive Offices)                                                       (Zip Code)

(570) 443-8433

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders

On October 18, 2013, Blue Ridge Real Estate Company (“Blue Ridge”) and Big Boulder Corporation (“Big Boulder” and together with Blue Ridge, the “Companies”) held a Special Meeting of Shareholders (the “Special Meeting”).  The Companies had 2,450,424 shares of common stock issued and outstanding on the record date of September 4, 2013, of which 1,988,530 shares (81.2% of total shares held), constituting a quorum, were present in person or by proxy at the Special Meeting.  Shareholders voted on the following matters at the Special Meeting: (i) to approve and adopt the Agreement and Plan of Merger, dated as of August 29, 2013, by and between Blue Ridge and Big Boulder; and (ii) to approve the adjournment of the special meetings to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the first proposal.  Shareholder proxies to vote on these matters were solicited as described in the Companies’ proxy statement for the Special Meeting dated September 19, 2013 and first mailed to the Companies’ shareholders on or about September 24, 2013.  The results of the shareholder votes on these matters are as follows:

Proposal 1:  Approval and Adoption of the Merger Agreement:

The Companies’ shareholders approved and adopted the Agreement and Plan of Merger, dated as of August 29, 2013 (the “Merger Agreement”), by and between Blue Ridge and Big Boulder.  The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

BLUE RIDGE REAL ESTATE COMPANY

FOR	AGAINST	ABSTENTIONS
1,984,125	4,405	0

BIG BOULDER CORPORATION

FOR	AGAINST	ABSTENTIONS
1,983,822	4,405	303

Proposal 2:  Adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies to adopt and approve the Merger Agreement.

The Companies’ shareholders approved an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there were not sufficient votes at the time of the Special Meeting to approve the Agreement and Plan of Merger, but in view of the approval and adoption of the Merger Agreement by the Companies’ shareholders, this was not necessary.  The following were the tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

BLUE RIDGE REAL ESTATE COMPANY

FOR	AGAINST	ABSTENTIONS
1,983,710	4,517	303

BIG BOULDER CORPORATION

FOR	AGAINST	ABSTENTIONS
1,983,710	4,517	303

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY BIG BOULDER CORPORATION

Date: October 18, 2013	By: /s/ Cynthia A. Van Horn
Name: Cynthia A. Van Horn Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)